THE HIRTLE CALLAGHAN TRUST
              Supplement to the Statement of Additional Information
                               of November 1, 1999

                  The date of this Supplement is April 25, 2000

Portfolio Management Agreements: The International Equity Portfolio
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At a Special Meeting of the Board of Trustees  ("Board") held on April 14, 2000,
the  Board   approved  the   engagement  of  Capital   Guardian   Trust  Company
("CapGuardian") to serve as a Specialist Manager for Portfolio. As directed by the Board, CapGuardian will commence its engagement on the date on which the contract between Brinson and the Trust terminates. It is anticipated that this will occur on or about April 28, 2000 ("Effective Date"). Initially, CapGuardian will serve under the terms of a portfolio management agreement ("Interim Agreement") approved by the Board at the Special Meeting. The terms of the Interim Agreement, including the advisory fee to be paid by the Portfolio, are substantively similar to those of the Brinson Agreement, save for the identity of the named portfolio manager and the duration of the agreement. At a Special Meeting of the shareholders of the Portfolio, to be held on June 26, 2000, shareholders of the Portfolio will be asked to approve the CapGuardian engagement, together with the terms of a proposed portfolio management agreement ("Proposed CapGuardian Agreement") between the Trust and CapGuardian. The Proposed CapGuardian Agreement, which was also approved by the Board at the Special Meeting of the Board held on April 14, 2000, differs from the Interim Agreement in that it calls for the payment to CapGuardian of performance based compensation ("Performance Fee Arrangement") and for the indemnification of CapGuardian by the Trust under certain circumstances. The Interim Agreement will remain in effect until the earlier of the date on which the Proposed CapGuardian Agreement is approved by the shareholders of the Portfolio in accordance with
Section 15(a) of the 1940 Act or the 150th day after the Effective Date of the Interim Agreement.

If approved by the Portfolio's shareholders, the Proposed CapGuardian Agreement will become effective on the day of such approval and will remain in effect until the second anniversary of the Effective Date of the Interim Contract. It will continue in effect thereafter from year to year so long as such continuation is approved, at a meeting called for the purpose of voting on such continuance, at least annually (i) by vote of a majority of the Trust's Board or the vote of the holders of a majority of the outstanding securities of the Trust; and (ii) by a majority of the Independent Trustees. The terms and conditions set forth in the Proposed CapGuardian Agreement are substantively the same as those contained in the Interim Agreement except for the effective and termination dates, the investment advisory fee and the modification of certain notice provisions relating to the obligation of CapGuardian to indemnify the Trust under certain circumstances. Specifically, Section 5 of the Proposed CapGuardian Agreement provides that the indemnification obligation of CapGuardian with respect to information provided to the Trust by CapGuardian shall not apply unless CapGuardian has had an opportunity to review such documents for a specified period of time prior to the date on which they are filed with the SEC and unless CapGuardian is notified in writing of any claim for indemnification within specified periods. That section also provides that the Trust will indemnify CapGuardian with respect to information included in filings made with the SEC by the Trust, other than information relating to, and provided in writing by, CapGuardian.

OFFICERS AND DIRECTORS OF THE TRUST. At its meeting held on April 14, 2000, the Board of Trustees accepted the resignation of David M. Spungen as a Trustee of the Trust and also accepted the resignation of Laura Anne Corsell as Secretary of the Trust. The Board also amended the By-laws of the Trust to reduce the number of Trustees from six to five, and appointed Robert J. Zion, who currently serves as a Vice-President of the Trust, to the position of Secretary.